UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________

FORM 8-K/A
(Amendment No. 1)
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2014

__________________________________________

WESTMORELAND COAL COMPANY
(Exact Name of Registrant as Specified in Charter)
__________________________________________

Delaware	001-11155	23-1128670
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9540 South Maroon Circle, Suite 200 Englewood, CO	80112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (855) 922-6463

_______________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Westmoreland Coal Company (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K, originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 2, 2014 (the “Original Filing”), solely to revise the disclosures set forth in Item 9.01 (b) Pro Forma Financial Information included in the Original Filing as Exhibit 99.3. For the convenience of the reader, Exhibit 99.3 attached to this Amendment No. 1 amends and restates in its entirety Exhibit 99.3 that was included in the Original Filing.

The revised disclosures in Exhibit 99.3 attached hereto are in response to a comment letter the Company received from the SEC regarding (1) disclosures related to adjustments in the pro forma financial statements in Exhibit 99.3 “to convert IFRS to US GAAP, foreign currency differences and reclassifications” and (2) disclosures regarding the "removal of intercompany debt of $732 million from the balance sheet and $62 million of related financing fees from the pro forma income statement with an offsetting adjustment to accumulated deficit."

Except as described above, this Amendment No. 1 does not amend, update or change any other items or disclosures contained in the Original Filing, including the information previously reported under Items 1.01, 2.01, 2.03, 7.01 and 9.01 in the Original Filing or any exhibits attached thereto other than Exhibit 99.3. Accordingly, this Amendment No. 1 does not reflect or purport to reflect any information or events occurring after the date of the Original Filing or otherwise modify or update any disclosure made in the Original Filing to the extent it may have been affected by subsequent events. Accordingly, this Amendment No. 1 should be read in conjunction with the Original Filing and the Company’s other filings with the SEC.

Item 9.01. Financial Statements and Exhibits

(b) Pro Forma Financial Information

Please see Pro Forma Financial information included in Exhibit 99.3 hereto.

(d) Exhibits

Exhibit No.	Description

10.1*	Amending Agreement, dated as of April 27, 2014, by and among Westmoreland, Sherritt, Altius Minerals Corporation and the other parties thereto
10.2*
Third Supplemental Indenture, dated as of April 28, 2014, by and among Westmoreland, Westmoreland Partners, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as note collateral agent, and the guarantors party thereto

10.3*
Fourth Supplemental Indenture, dated as of April 28, 2014, by and among Westmoreland, Westmoreland Partners, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as note collateral agent, and the new guarantors party thereto

10.4*
Registration Rights Agreement, dated as of April 28, 2014, by and among Westmoreland, Westmoreland Partners, the guarantors party thereto, and BMO Capital Markets Corp. and Deutsche Bank Securities Inc.

10.5*
Amended and Restated Loan and Security Agreement, dated as of April 28, 2014, by and among Westmoreland, certain of its subsidiaries, The PrivateBank and Trust Company, as Administrative Agent, and the lenders party thereto

10.6*
Amended and Restated Intercreditor Agreement, dated as of April 28, 2014, by and among Wells Fargo Bank, National Association, as note collateral agent, The PrivateBank and Trust Company, as administrative agent, acknowledged and agreed to by Westmoreland and certain of its subsidiaries

99.1*	Press Release dated April 29, 2014, furnished under Item 7.01
99.2*	Historical Financial Information of PMRL and CVRI
99.3**	Unaudited Pro Forma Condensed Combined Financial Information
* Filed with the Original Filing of the Current Report on Form 8-K
** As amended herein

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMORELAND COAL COMPANY

Date: June 18, 2014	By:	/s/ Jennifer S. Grafton
Jennifer S. Grafton General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1*	Amending Agreement, dated as of April 27, 2014, by and among Westmoreland, Sherritt, Altius Minerals Corporation and the other parties thereto
10.2*
Third Supplemental Indenture, dated as of April 28, 2014, by and among Westmoreland, Westmoreland Partners, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as note collateral agent, and the guarantors party thereto

10.3*
Fourth Supplemental Indenture, dated as of April 28, 2014, by and among Westmoreland, Westmoreland Partners, Wells Fargo Bank, National Association, as trustee, Wells Fargo Bank, National Association, as note collateral agent, and the new guarantors party thereto

10.4*
Registration Rights Agreement, dated as of April 28, 2014, by and among Westmoreland, Westmoreland Partners, the guarantors party thereto, and BMO Capital Markets Corp. and Deutsche Bank Securities Inc.

10.5*
Amended and Restated Loan and Security Agreement, dated as of April 28, 2014, by and among Westmoreland, certain of its subsidiaries, The PrivateBank and Trust Company, as Administrative Agent, and the lenders party thereto

10.6*
Amended and Restated Intercreditor Agreement, dated as of April 28, 2014, by and among Wells Fargo Bank, National Association, as note collateral agent, The PrivateBank and Trust Company, as administrative agent, acknowledged and agreed to by Westmoreland and certain of its subsidiaries

99.1*	Press Release dated April 29, 2014, furnished under Item 7.01
99.2*	Historical Financial Information of PMRL and CVRI
99.3**	Unaudited Pro Forma Condensed Combined Financial Information
* Filed with the Original Filing of the Current Report on Form 8-K
** As amended herein